UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2006



                               ONELINK CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                    333-81922                  43-1941213
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


 One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA           94105
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                            (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (415) 293-8277
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.04   Triggering Events That Accelerate or Increase a Direct Financial
            Obligation or an Obligation Under an off-Balance Sheet Arrangement.

On October 19, 2006, OneLink, Inc. (the "Company") was notified by its Lender, OurLink, LLC, that pursuant to the notice of default (previously reported by the Company in the Report on Form 8-K filed October 4, 2006), the Lender called a special meeting of the shareholders of the Company's wholly-owned subsidiary, Reservation Center, Inc. ("RCI"), and replaced the RCI Board with Richard Marxen as the sole director of RCI. The Company was further notified that Mr. Marxen as the sole director of RCI removed the current officers of RCI and elected himself as the president and secretary of RCI. Mr. Marxen is a former director of the Company.

The Lender also notified the Company that it would communicate separately with respect to a foreclosure sale of the RCI stock.

The Lender has renewed its demand for payment of all obligations owed to it by the Company and has further demanded that the Company (i) assemble all collateral (as defined in the Security Agreement dated April 29, 2005 among the Company, the Lender and RCI) and deliver it to RCI, including all software and intellectual property used by RCI; (ii) pay over to Lender all dividends, distributions or other proceeds received by the Company on account of the RCI stock on or after April 7, 2006; and (iii) immediately repay to Lender the $250,000 advanced by the Lender on September 15, 2006, together with interest at 10% per annum, compounded quarterly.

Discussions with the Lender resolving the outstanding debt and other matters have been ongoing since the October 4, 2006 8-K Report, but have been discontinued on this date. Such discussions may resume at any time.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 19, 2006                    ONELINK CORPORATION


                                           By: /s/ F. W. Guerin
                                               -------------------
                                           F. W. Guerin
                                           Chief Executive Officer









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